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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)     July 14, 2000
                                                    ----------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

               000-25855                                  91-1696010
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       (Commission File Number)                (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                           89119
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (702) 733-7195
                                                    ----------------------------

                              CVI Technology, Inc.
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On July 24, 2000, the corporate name change of CVI Technology, Inc. to VendingData Corporation (the "Company") became effective, as the Company filed with the Nevada Secretary of State a Certificate of Amendment and Restatement of Articles of Incorporation, together with Amended and Restated Articles of Incorporation of VendingData Corporation. The change in corporate name reflects the expansion of the Company's business to industries outside the gaming industry. The Company will extend its operations into the vending industry, which includes not only gaming machines, but also amusement/arcade machines, and machines which vend food, beverages, and miscellaneous items.

         The Company held its Annual Meeting of Stockholders (the "Annual Meeting") on Friday, July 14, 2000. At the Annual Meeting, the Company's stockholders were asked to: (i) approve and ratify the Company's 1999 Directors' Stock Option Plan; (ii) approve and ratify the Company's 1999 Stock Option Plan;
(iii) elect the Company's directors; and (iv) transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournments thereof. The affirmative vote of a majority of the outstanding shares of the Company's common stock is required for the approval of the 1999 Directors' Stock Option Plan, the 1999 Stock Option Plan and the election of the Company's directors.

         At the Annual Meeting, there were 10, 854,799 shares of the Company's common stock outstanding. The votes of the Company's stockholders were as follows:

         (a) Approval and ratification of the Company's 1999 Directors' Stock Option Plan.

                                                VOTES CAST
                           FOR                  AGAINST                ABSTAIN
                           ---                  -------                -------
                           7,238,901            45,100                 60,637.5

         (b)      Approval and ratification of the Company's 1999 Stock Option
                  Plan.

                                                VOTES CAST
                           FOR                  AGAINST                ABSTAIN
                           ---                  -------                -------
                           7,239,107            54,900                 60,637.5

         (c)      Election of Directors.

                                                        VOTES CAST
                  NAME OF DIRECTOR        FOR             AGAINST        ABSTAIN
                  ----------------        ---             -------        -------
                  James E. Crabbe      7,953,861.5          0             5,600
                  Eric S. Huson        7,953,661.5          0             5,800

         From the votes cast by the Company's stockholders, the Company's directors were elected, and the 1999 Directors' Stock Option Plan and the 1999 Stock Option Plan were adopted by a majority of the outstanding shares of the Company's common stock.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  10.1 Certificate of Amendment and Restatement of Articles of Incorporation of CVI Technology, Inc. with Amended and Restated Articles of Incorporation of VendingData Corporation.

                  10.2     Bylaws of VendingData Corporation.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VENDINGDATA CORPORATION
                                 (Registrant)



Date:  July 27, 2000        By: /s/ Stacie L. Brown
                                ------------------------------------------------
                                Stacie L. Brown, Attorney-In-Fact For Steven J. Blad, President and Chief Executive Officer

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